UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):  February 23, 2005

PROGINET CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30151	11-3264929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Garden City Plaza, Garden City, New York		11530
(Address of Principal Executive Offices)		(Zip Code)

(516) 535-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02    Results of Operations and Financial Condition.

On February 23, 2005, Proginet Corporation issued a press release announcing its financial results for the quarter ended January 31, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

ITEM 9.01    Financial Statements and Exhibits.

(c)          Exhibits

99.1 Press Release dated February 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proginet Corporation (Registrant)

Date:	February 23, 2005	By:
/s/ Kevin M. Kelly
		Name:	Kevin M. Kelly
		Title:	President/Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                         Description

99.1                                                                                             Press Release dated February 23, 2005